UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

Copper Mountain Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25865	33-0702004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Boulevard Suite 530 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 410-7100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2005, Copper Mountain Networks, Inc. issued a press release announcing financial results for the quarter ended December 31, 2004. A copy of such press release, entitled “Copper Mountain Networks Announces Fourth Quarter 2004 Financial Results,” is furnished herewith as Exhibit 99.1.

Item 8.01. Other Events.

On March 14, 2005, Copper Mountain Networks, Inc. issued a press release announcing financial results for the quarter ended December 31, 2004. A copy of such press release, entitled “Copper Mountain Networks Announces Fourth Quarter 2004 Financial Results,” is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release issued by Copper Mountain Networks, Inc. dated March 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER MOUNTAIN NETWORKS, INC.

By:	/s/ Michael O. Staiger
Michael O. Staiger
Executive Vice President, Chief Financial Officer and Secretary

Date: March 14, 2005

INDEX TO EXHIBITS

99.1	Press release issued by Copper Mountain Networks, Inc. dated March 14, 2005.